              TERMINATION OF AMENDED AND RESTATED CREDIT AGREEMENT

      Reference is made to a certain Amended and Restated Credit Agreement dated as of January 28, 1998 and amended by the First Amendment to Amended and Restated Credit Agreement dated as of August 25, 1998 (together, the "Agreement") entered into by and among Thomas Investments Australia Pty. Ltd., Helmet Investments Australia Pty. Ltd., Floatflow Pty. Ltd., Ampersand Specialty Materials and Chemicals II, Ampersand Specialty Materials and Chemicals III, and Ampersand Specialty Materials and Chemicals III Companion Fund (collectively, the "Lenders") and Moldflow Corporation, a Delaware corporation (the "Borrower"). All terms used in this letter of agreement which are not defined herein shall have the meanings specified in the Agreement.

      There is not, as of the date hereof, nor has there at any time ever been any outstanding indebtedness pursuant to the Agreement.

      The Lenders and the Borrower hereby agree to terminate the Agreement and any obligation of any and all of the Lenders to make loans to the Borrower under the Agreement, such termination to be deemed effective as of the date hereof.

      This Termination Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Termination Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [Remainder of Page Intentionally Left Blank]

THE BORROWER:

MOLDFLOW CORPORATION


By: /s/ Marc Dulude
    -----------------------
    Marc Dulude
    President


THE LENDERS:

SIGNED for and on behalf of THOMAS            )
INVESTMENTS AUSTRALIA PTY LTD                 )
by a director in the presence of              )


/s/ F. Hatart                                        /s/ Robert Thomas
---------------------------                          ---------------------------
Witness                                              Director


Frank Hatart                                         A.R. Thomas
---------------------------                          ---------------------------
Name of witness (print)                              Name of director (print)

SIGNED for and on behalf of HELMET            )
INVESTMENTS AUSTRALIA PTY LTD                 )
affixed in accordance with its articles of    )
association in the presence of                )


---------------------------                          ---------------------------
Secretary                                            Director


---------------------------                          ---------------------------
Name of secretary (print)                            Name of director (print)

THE BORROWER:

MOLDFLOW CORPORATION


By:
    -----------------------
    Marc Dulude
    President


THE LENDERS:

SIGNED for and on behalf of THOMAS            )
INVESTMENTS AUSTRALIA PTY LTD                 )
by a director in the presence of              )


---------------------------                          ---------------------------
Witness                                              Director


---------------------------                          ---------------------------
Name of witness (print)                              Name of director (print)

SIGNED for and on behalf of HELMET            )
INVESTMENTS AUSTRALIA PTY LTD                 )
affixed in accordance with its articles of    )
association in the presence of                )
                                                            [SEAL]

/s/ Pauline M. Healy                                 /s/ Peter Kennedy
---------------------------                          ---------------------------
Secretary                                            Director


Pauline M. Healy                                     Peter Kennedy
---------------------------                          ---------------------------
Name of secretary (print)                            Name of director (print)

SIGNED for and on behalf of FLOATFLOW         )             [SEAL]
PTY LTD by a director in the presence of      )


/s/ Deborah Bordonaro                               /s/ Paul Bordonaro
---------------------------                         ----------------------------
Witness                                             Director


Deborah Bordonaro                                   Paul Bordonaro
---------------------------                         ----------------------------
Name of witness (print)                             Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )


                                                    ----------------------------
                                                    Director and General Partner


                                                    ----------------------------
                                                    Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP by its general partner             )
ASMC-III MCLP LLP                             )


                                                    ----------------------------
                                                    Director and General Partner


                                                    ----------------------------
                                                    Name (print)

SIGNED for and on behalf of FLOATFLOW         )
PTY LTD by a director in the presence of      )


---------------------------                         ----------------------------
Witness                                             Director


---------------------------                         ----------------------------
Name of witness (print)                             Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP by its general partner             )
ASMC-II MCLP LLP                              )


                                                    /s/ Charles D. Yie
                                                    ----------------------------
                                                    Director and General Partner


                                                    Charles D. Yie
                                                    ----------------------------
                                                    Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP by its general partner             )
ASMC-III MCLP LLP                             )


                                                    /s/ Charles D. Yie
                                                    ----------------------------
                                                    Director and General Partner


                                                    Charles D. Yie
                                                    ----------------------------
                                                    Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III COMPANION FUND                  )
LIMITED PARTNERSHIP by its general            )
partner ASMC III Management Company LP        )
by its general partner ASMC-III MCLP LLP      )


                                                    /s/ Charles D. Yie
                                                    ----------------------------
                                                    Director and General Partner


                                                    Charles D. Yie
                                                    ----------------------------
                                                    Name (print)


                                        4